UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 9, 2020

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 High Point Drive, Building 100, Victor, NY 14564
(Address of principal executive offices)              (Zip Code)

Registrant’s telephone number, including area code   (585) 678-7100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	STZ	New York Stock Exchange
Class B Common Stock	STZ.B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 7.01	Regulation FD Disclosure.
On November 9, 2020, Constellation Brands, Inc. (“Constellation”) issued a news release announcing that Constellation and E. & J. Gallo Winery (“Gallo”) have signed an Agreement Containing Consent Order with the Bureau of Competition of the U.S. Federal Trade Commission (“FTC”) regarding Gallo’s pending acquisition of a portion of Constellation’s wine and spirits portfolio principally consisting of brands priced at $11.00 retail and below, including certain related facilities located in California, New York, and Washington State. The news release also provides a business update for Constellation’s fiscal year 2021. The projections included in the release involve risks and uncertainties, the outcome of which cannot be foreseen at this time; therefore, actual results may vary materially from these expectations. In this regard, see the information included in the release under the caption “Forward-Looking Statements”.

References to Constellation’s website and/or other social media sites or platforms in the release do not incorporate by reference the information on such websites, social media sites or platforms into this Current Report on Form 8-K, and Constellation disclaims any such incorporation by reference. The information in the news release attached as Exhibit 99.1 is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and is not otherwise subject to the liabilities of that section. Such information may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 8.01	Other Events.
On November 9, 2020, Constellation announced that Constellation and Gallo have signed an Agreement Containing Consent Order (“Agreement”) with the Bureau of Competition of the FTC regarding Gallo’s pending acquisition of a portion of Constellation’s wine and spirits portfolio, described in Constellation’s Current Report on Form 8-K dated May 22, 2020, filed with the United States Securities and Exchange Commission on May 29, 2020, and principally consisting of brands priced at $11.00 retail and below, including certain related facilities located in California, New York, and Washington State (the “Wine and Spirits Transaction”). The Agreement contains a proposed Order to Maintain Assets and a proposed draft Decision and Order, and will be submitted to the Commission for acceptance and approval, and would allow Constellation and Gallo to complete the Wine and Spirits Transaction. If accepted and finally approved by the FTC Commissioners, the Draft Decision and Order would also require Constellation to sell the Paul Mason Grande Amber Brandy brand, related inventory and interests in certain contracts and would permit Sazerac Investments, Inc. to acquire those assets from Constellation, as previously disclosed. The draft Decision and Order would also require Constellation to sell certain brands used in Constellation Brands U.S. Operations, Inc.’s (“CBUSO”) concentrates and high-color concentrates business, and certain related intellectual property, inventory, goodwill, interests in certain contracts, assets, and liabilities, and would additionally permit Vie-Del Company to acquire those assets, also as previously disclosed. CBUSO is a wholly-owned subsidiary of Constellation.

Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements. All statements other than statements of historical fact are forward-looking statements. The word “expect,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These statements may relate to business strategy, future operations and business, prospects, plans and objectives of management, as well as information concerning expected actions of third parties. All forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those set forth in, or implied by, such forward-looking statements.
The forward-looking statements are based on management’s current expectations and should not be construed in any manner as a guarantee that such results will in fact occur or will occur on the timetable contemplated hereby. Consummation of the Wine and Spirits Transaction and the previously announced Paul Masson Grande Amber Brandy transaction and the previously announced concentrates and high-color concentrate business transaction (collectively with the Wine and Spirits Transaction, the “Pending Transactions”) are each subject to the satisfaction of certain closing conditions, including the receipt of regulatory clearances. A condition to the closing of the concentrate and high-color concentrate business transaction is the FTC acceptance for public comment of a consent order relating to the Wine and Spirits Transaction. There can be no assurance that the Pending Transactions will occur or will occur on the contemplated terms or timetables, that Constellation will receive any specific amount of transaction proceeds from the Pending Transactions, or that Constellation will receive any incremental contingent consideration payment or any specific amount of incremental contingent consideration payment if the Wine and Spirits Transaction is consummated. All forward-looking statements speak only as of the date of this Current Report on Form 8-K and Constellation does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
In addition to risks and uncertainties associated with ordinary business operations, the forward-looking statements contained in this Current Report on Form 8-K are subject to other risks and uncertainties, including FTC acceptance of the proposed consent order for public comment; approval of the proposed consent order by the FTC Commissioners; completion of the Pending Transactions on the expected terms, conditions and timetables; regulatory requirements; actual purchase price adjustments and other actual closing costs; the actual performance of brands whose performance is relevant for determination of the incremental contingent consideration payment opportunity; the accuracy of all other projections and estimates; and other factors and uncertainties disclosed from time-to-time in Constellation Brands, Inc.’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended February 29, 2020, which could cause actual future performance to differ from current expectations.

Item 9.01	Financial Statements and Exhibits.
For the exhibit that is furnished herewith, see the Index to Exhibits immediately following.

INDEX TO EXHIBITS

Exhibit No.	Description

(99)	ADDITIONAL EXHIBITS

(99.1)	News Release of Constellation Brands, Inc. dated November 9, 2020 (filed herewith).

(104)	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2020	CONSTELLATION BRANDS, INC.

	By:	/s/ Garth Hankinson
Garth Hankinson
Executive Vice President and Chief Financial Officer